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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




               Date of Report (Date of earliest event reported):
                                 JULY 20, 1999




                           LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)



        DELAWARE                                                  72-1449411
(State or other jurisdiction        (Commission File            (IRS Employer
    of incorporation)                    Number)             Identification No.)


             5551 CORPORATE BOULEVARD, BATON ROUTE, LOUISIANA 70808
              (Address of principal executive offices and zip code)


                                 (225) 926-1000
              (Registrant's telephone number, including area code)








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This Form 8-K/A is being filed solely for the purpose of correcting a typographical error in the paragraph "Item 5. Other Events."

ITEM 5.  OTHER EVENTS.

Lamar Advertising Company was reorganized into a new holding company structure. Filed herewith as Exhibit 99.1 is a copy of a press release that we issued on July 22, 1999 describing the reorganization.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 26, 1999                   LAMAR ADVERTISING COMPANY


                                       By: /s/ Kevin P. Reilly, Jr.
                                           -------------------------------------
                                           Kevin P. Reilly, Jr.
                                           President and Chief Executive Officer